UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

MEDIVATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32836	13-3863260
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 Spear Street, 3rd Floor

San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 543-3470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2009, the Board of Directors of Medivation, Inc. (the “Company”) approved an amendment and restatement of the Bylaws (the “Bylaws”) of the Company. The amendments are intended to update and modernize the Bylaws, as recommended by counsel.

The foregoing summary of the changes is qualified in its entirety by the Amended and Restated Bylaws, which are incorporated herein by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 8.01.	Other Events.

On March 18, 2009, the Company issued a press release entitled “Medivation Receives FDA Permission to Initiate Phase 3 Trial of MDV3100 in Castration-Resistant Prostate Cancer.” A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated March 18, 2009, entitled “Medivation Receives FDA Permission to Initiate Phase 3 Trial of MDV3100 in Castration-Resistant Prostate Cancer.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: March 18, 2009	By:	/s/ C. Patrick Machado
C. Patrick Machado Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

99.1	Press release, dated March 18, 2009, entitled “Medivation Receives FDA Permission to Initiate Phase 3 Trial of MDV3100 in Castration-Resistant Prostate Cancer.”